Foreign Currency Translation	12 Months Ended
Jun. 30, 2013
Notes
Foreign Currency Translation

NOTE 13 – FOREIGN CURRENCY TRANSLATION

Due to the fact that the Company’s functional currency is the U.S. Dollar and its reporting currency is the U.S. dollar, the Company must recognize the effects of variations in foreign currency exchange rates as gains and losses as a component of other comprehensive income (loss), pursuant to ASC 830 “Foreign Currency Translation.” To calculate this other comprehensive income and loss, the Company utilizes the “current method,” whereby assets and liabilities carried in Canadian dollars are translated into U.S. dollars at the exchange rate at the balance sheet date.

During the years ended June 30, 2013 and 2012, the Company recognized other comprehensive gains of $11,754 and $0, respectively.